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                      SECURITIES AND EXCHANGE COMMISSION

                            Washington, D.C. 20549

                                   Form 8-K

  Current Report Pursuant To Section 13 Or 15(d) Of The Securities Exchange
                                  Act Of 1934

                        Date of Report January 20, 1999


                               _________________


                     ASPECT TELECOMMUNICATIONS CORPORATION


            (Exact name of registrant as specified in its charter)

                                    0-18391
                           (Commission File Number)

          California                                            94-2974062
(State or other jurisdiction of                             (I.R.S. Employer
incorporation or organization)                              Identification No.)


                                 1730 Fox Drive
                            San Jose, CA  95131-2312
            (Address of principal executive offices, with zip code)


                                 (408) 325-2200
              (Registrant's telephone number, including area code)
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ITEM 5.  OTHER EVENTS

     On January 20, 1999 Aspect Telecommunications Corporation, a California corporation (the "Company") announced its earnings and results of operations for the quarter and fiscal year ended December 31, 1998. Further details regarding this announcement are contained in the Company's press release dated January 20, 1999 attached as an exhibit hereto and incorporated by reference herein.

ITEM 7.  FINANCIAL STATEMENTS, PRO FORMA FINANCIAL INFORMATION AND EXHIBITS.

     (c) Exhibits.

     Exhibit 99 Aspect Telecommunications Corporation Press Release dated January 20, 1999.
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                                  SIGNATURES


Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.


                             ASPECT TELECOMMUNICATIONS CORPORATION


                                 /s/ Eric J. Keller
Date:  February 2, 1999     By: _________________________
                                 Eric J. Keller
                                 Vice President, Finance and
                                 Chief Financial Officer
                                 (Duly Authorized and Principal Financial and
                                 Accounting Officer)
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                     ASPECT TELECOMMUNICATIONS CORPORATION

                               INDEX TO EXHIBITS

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      EXHIBIT NUMBER         DESCRIPTION
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
            99               Press Release dated January 20, 1999
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